UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2005

GENESIS HEALTHCARE CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50351	20-0023783

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

101 East State Street, Kennett Square, PA 19348

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 610-444-6350

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.   Entry into a Material Definitive Agreement.

     On November 28, 2005, our Compensation Committee approved (i) the amendment and restatement of our 2003 Stock Incentive Plan to modify the timing of issuance of restricted stock awards granted thereunder; (ii) the fiscal 2006 base salary for our chief executive officer and our named executive officers; and (iii) the fiscal 2006 performance measures for the payment of bonuses to our chief executive officer under our Incentive Compensation Program, as more fully set forth below. In October 2005, our Compensation Committee determined the fiscal 2006 performance measures for the payment of bonuses to our named executive officers (other than our chief executive officer).

     2003 Stock Incentive Plan. Our 2003 Stock Incentive Plan was amended and restated to explicitly permit the issuance of shares of our common stock pursuant to restricted stock awards upon vesting as well as at the time of the grant of the award.

     Fiscal 2006 Base Salaries. The base salaries of our chief executive officer and other named executive officers for fiscal 2006 were established as follows:

Executive	Position	2005 Base Salary	2006 Base Salary

George V. Hager	Chairman and CEO	$ 675,000	$ 715,000
James V. McKeon	Executive VP and CFO	$ 375,000	$ 395,000
Robert A. Reitz	Executive VP and COO	$ 375,000	$ 390,000
David Almquist	Executive VP	$ 315,000	$ 330,000
Richard Blinn	Executive VP	$ 305,000	$ 320,000

     Chief Executive Officer Fiscal 2006 Performance Measures. Under our Incentive Compensation Program, for fiscal 2006 our chief executive officer will be eligible to receive the following bonuses: (i) 50% of 2006 base salary upon the achievement of certain financial targets (including fiscal 2006 EBITDA and return on invested capital levels), (ii) 25% of 2006 base salary upon the achievement of certain operational targets (including fiscal 2006 clinical and human resource objectives), and (iii) 10% of 2006 base salary at the discretion of our Compensation Committee. Additionally, our chief executive officer will be eligible to receive up to a maximum of 25% of 2006 base salary based upon the achievement of performance in excess of certain of our financial targets.

     Of all awards granted to our named executive officers (including our chief executive officer) under our Incentive Compensation Program for fiscal 2006, 25% of such bonuses will be issued in restricted shares of our common stock. Such restricted shares will vest quarterly over a three year period, beginning in the second quarter of the fiscal year following the year in which the award is earned. Upon our achievement of certain financial targets, the vesting schedule will be accelerated by one year.

     Our Compensation Committee is responsible for determining the grant of equity-based awards under our incentive plans and continues to evaluate fiscal 2006 equity awards to our chief executive officer and other named executive officers.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2005	GENESIS HEALTHCARE CORPORATION

	By:	/s/ James V. McKeon
Name: James V. McKeon
Title: Chief Financial Officer